UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2015

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-146093	20-5748297
(Commission File Number)	(I.R.S. Employer Identification No.)

260 Hudson River Road, Waterford, NY	12188
(Address of Principal Executive Offices)	(Zip Code)
518-233-3370
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 2, 2015, Momentive Performance Materials Inc. (the “Company”) filed a quarterly operating report for the period from October 1, 2014 to December 31, 2014 (the “Quarterly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York. The Bankruptcy Court has had jurisdiction over the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code for the Company, its parent and certain of its U. S. subsidiaries since April 13, 2014. A copy of the Quarterly Operating Report is attached as Exhibit 99.1 to this report.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities in that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Quarterly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the Company’s securities. The Quarterly Operating Report is limited in scope, covers a limited time period, does not reflect the Company’s international businesses that are not part of the Chapter 11 proceedings, and has been prepared solely for the purpose of complying with the quarterly reporting requirements of the Office of the United States Trustee. The Quarterly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Quarterly Operating Report contains any information beyond that required by the Office of the United States Trustee. The Quarterly Operating Report also contains information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Quarterly Operating Report should not be viewed as indicative of future results.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1	Quarterly Operating Report for the Period from October 1, 2014 to December 31, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date:	February 2, 2015	/s/ Brian D. Berger
Brian D. Berger
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Quarterly Operating Report for the Period from October 1, 2014 to December 31, 2014